UMB SCOUT FUNDS

                        Supplement dated August 27, 2004

                    To the Prospectus dated October 31, 2003
                                 for the various
                                 UMB Scout Funds

This Supplement updates certain information contained in the UMB Scout Funds Prospectus dated October 31, 2003. You should keep this Supplement with your Prospectus for future reference. Additional copies of the Prospectus may be obtained free of charge by calling 1-800-996-2862.

The second paragraph on page 22 of the Prospectus under the heading "INVESTMENT ADVISER AND MANAGER" is deleted in its entirety and is replaced with the following text:

"James L. Moffett is the Chairman of the Adviser. In this capacity, he oversees the operation of the UMB Scout Funds. Mr. Moffett has been at UMB (previously Commercial National Bank) since 1979 and has over 35 years of investment management experience. William B. Greiner is the Chief Investment Officer of UMB and the Adviser. From September 2003 to June 2004, Mr. Greiner managed private accounts. Mr. Greiner was the chief investment officer at UMB from 1999 to September 2003. Prior to that, he managed investments at Northern Trust Company, Chicago, Illinois. Mr. Greiner has over 19 years of investment management experience."

The following text is hereby inserted on page 42 of the Prospectus as an additional paragraph under the heading "SHAREHOLDER COMMUNICATIONS:"

"DISCLOSURE OF PORTFOLIO HOLDINGS. Each Fund (other than the UMB Scout Money Market Fund - Federal Portfolio and Prime Portfolio and the UMB Scout Tax-Free Money Market Fund) makes a complete list of its portfolio holdings publicly available on the Funds' website, www.umbscoutfunds.com, approximately thirty days after the end of each fiscal quarter. This information is made available in order to enhance communications to the Funds' shareholders and provide them with additional means of monitoring and evaluating their investments in the Funds."